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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 8, 2004

                              BROADVIEW MEDIA, INC.
             (Exact name of Registrant as Specified in its Charter)

                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)



         0-8508                                                   41-0641789
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)

                              4455 West 77th Street
                          Minneapolis, Minnesota 55435
              (Address of Principal Executive Offices and Zip Code)

                         Telephone Number: 952-835-4455
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL AND CONDITION.

         On November 4, 2004, Broadview Media, Inc. issued a press release announcing its financial results for the second quarter and six months year to date, of fiscal year ended March 31, 2005. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Current Report as if fully set forth herein.

         The information in this Current Report, including the Exhibit 99.1 attached hereto and incorporated herein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.


            (a)      Financial statements:  None.

            (b)      Pro forma financial information:  None.

            (c)      Exhibits:

                     99.1     Press Release dated November 4, 2004


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 8, 2004

                                            BROADVIEW MEDIA, INC.


                                            By       /s/ MARK "RED" WHITE
                                                --------------------------------
                                                Mark "Red" White
                                                COO





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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              BROADVIEW MEDIA, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
November  8, 2004                                                         0-8508



EXHIBIT NO.                ITEM

  99.1                     Press Release dated November 4, 2004